UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445
                                   ----------------

                     The Herzfeld Caribbean Basin Fund, Inc.
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
          ------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900
                                                    ------------------

Date of fiscal year end: 06/30/06
                         ----------------------

Date of reporting period: 07/01/05 - 12/31/05
                          ----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   SHAREHOLDER REPORT

                                 [FRONT COVER]


                THE HERZFELD
                CARIBBEAN BASIN
                FUND, INC.


                               SEMI-ANNUAL REPORT
                                December 31, 2005

================================================================================
The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 80% of its total assets in a broad range of securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

Letter to Stockholders

================================================================================
[PICTURE]
Thomas J. Herzfeld
Chairman and President


February 7, 2006

Dear Fellow Shareholders:

I am pleased to report to you that our Fund continues to do well on all fronts: net asset value performance, price performance and shareholder value.

As of December 31, 2005, the end of the first half of our fiscal year, our Fund's net asset value stood at $7.83 per share, a gain of 9.21% (adjusted for a year-end distribution of $0.1748 per share; not annualized, unaudited). Over the 12 month period ended Dec- ember 31, 2005, the net asset value increased 14.52%. We are now up over 100% from inception (adjusted for distributions). The Fund's share price, over the 6 and 12 month periods, gained 28.87% (not annualized) and 32.33%, respectively, adjusted for the distribution.

Since calendar year-end, the Fund's net asset value has continued to climb, reaching a record high of $8.39 on February 1st. Eleven companies of our portfolio have made the new high list so far this year: Bancolombia, S.A.; Cemex, ADR; Consolidated Water Co.; Florida East Coast Industries; Grupo Televisa S.A.; Grupo TMM, S.A. ADR; Latin America Equity Fund; Mastec, Inc.; Mexico Fund; Telefonos de Mexico ADR; and Watsco Incorporated. Two stocks which had been disappointments have come back nicely; these include Grupo TMM, which is currently changing hands at $4.72, up 52% from a year ago, and CancerVax, which is trading above $3 today, up from $1.31 last October.

Herzfeld Caribbean's discount to net asset value is currently 6.5%, four percentage points narrower than it was a year ago. At the beginning of January, our shares traded at a slight premium. This is the 12th year of the Fund's existence, and in each year, it has attained a premium to net asset value. In December, when the share price made a record high at $8.85 per share, we were trading at over a 10% premium to net asset value.

================================================================================
Portfolio Commentary

We have made some significant changes in our portfolio since December 31st. We took some rather large profits in three of our closed-end fund holdings: Latin American Equity Fund, Latin America Discovery Fund and Mexico Fund. For seasonal reasons, January is usually a good time of the year to sell closed-end funds. Historically, in December closed-end funds become undervalued due to year-end tax selling and in January they tend to snap back, just like a stretched rubberband which has been released. For instance, our gain in Latin American Discovery Fund was $158,000; in addition, from that holding we received a large year-end distribution of $5.7595 per share, or $77,920. The January sales have boosted our cash position from zero at year-end to approximately 6%. For the time being I prefer to keep this somewhat reduced investment level.

There are two new companies in our portfolio: the first is Copa Holdings, S.A. and the second is Cuban Electric Company.

Copa Holdings, based in Panama, is a leading Latin American airline providing passenger and cargo service to twenty countries, primarily in Central America, South America and the Caribbean, including daily flights to Havana.

We have been expanding our research into companies that have had property confiscated by the Castro government; it is a very long list. About 9000 claims have been filed, of which just under 6000 have been certified by the Foreign Claims Settlement Commission of the United States for a total value of $1.8 billion, and with accumulated interest for 46 years the total approaches $20 billion! These certified claims are by U.S. companies and citizens and do not include another $20 billion in Cuban exile claims. Cuban Electric, a U.S. company, is our first investment which targets this area. As of June 30, 2005, Cuban Electric had approximately $18 million in assets (outside of Cuba) in cash and equivalents, and with 3.6 million shares outstanding, that represents about $5 per share. We have been buying stock in the $8 per share range. The company filed a claim under the Cuban Claims Act which has been certified; the claim amounts to over $267 million, about $74 per share (not including interest). Of course, whether or not any Cuban prior claims or the defaulted Republic of Cuba debt* will ever be paid, even in part, is impossible to predict. I do believe, however, that before the U.S.

------------------
* We hold $165,000 of the Republic of Cuba, 4.5%, 1977 bonds, which our board is currently valuing at zero.

================================================================================

government would consider lifting the embargo, the subject of prior claims will have to be addressed. These investments are in keeping with our investment strategy of trying to position a significant part of the Fund's portfolio in companies that would benefit from any resumption of trade with Cuba.

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2005.

------------------------------     --------------------------------------------
Geographic     % of Net Assets     Largest Portfolio Positions  % of Net Assets
Allocation

USA                     55.33%     Florida East Coast Industries, Inc.  15.97%
Mexico                  13.48%     Watsco Incorporated                   8.42%
Cayman Islands           8.59%     Consolidated Water Co.                7.51%
Latin American Regional  8.08%     Seaboard Corporation                  7.36%
Puerto Rico              3.09%     Florida Rock Industries, Inc.         6.20%
Panama                   3.05%     Royal Caribbean Cruises Ltd.          6.00%
Netherlands Antilles     2.48%     The Latin American Equity Fund, Inc.  5.74%
Belize                   2.08%     Banco Latinoamericano de
Colombia                 1.76%       Exportaciones, S.A.                 3.05%
Virgin Islands           1.31%     Garmin Ltd.                           3.03%
Costa Rica               0.25%     Trailer Bridge Inc.                   2.94%
Venezuela                0.03%     -------------------------------------------
Cuba                     0.00%
Other                    1.28%
------------------------------

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                    Sincerely,

                                    /s/ Thomas J. Herzfeld

                                    Thomas J. Herzfeld
                                    Chairman of the Board and President

Schedule of Investments as of December 31, 2005
================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Common stocks - 100.81% of net assets

Banking and finance - 5.34%
     8,000    Bancolombia, S.A.                                    $    230,640
    21,920    Banco Latinoamericano de Exportaciones, S.A.              401,136
     2,000    Doral Financial Corp.                                      21,200
    16,000    Grupo Financiero Banorte, S.A. de C.V. Series O            33,123
     9,500    Grupo Financiero Inbursa, S.A. de C.V. Series O            16,201

Communications - 10.97%
    35,000    America Movil, S.A. de C.V. Series A                       50,838
   135,900    America Movil, S.A. de C.V. Series L                      198,428
    12,200    America Telecom, S.A. de C.V. Series A1*                   59,299
     4,100    Atlantic Tele-Network, Inc.                               171,790
    11,900    Carso Global Telecom, S.A. de C.V. Series A1               30,654
     6,000    Garmin Ltd.                                               398,100
       725    Grupo Iusacell, S.A. de C.V. Series V*                      1,637
    16,800    Grupo Radio Centro, S.A. ADR                              116,928
     2,500    Grupo Televisa, S.A. ADR                                  201,250
    13,000    Grupo Televisa, S.A. Series CPO                            51,948
     1,000    Telefonos de Mexico ADR Series L                           24,680
    23,400    Telefonos de Mexico, S.A. de C.V. Series A                 28,819
    78,600    Telefonos de Mexico, S.A. de C.V. Series L                 97,173
    13,900    TV Azteca, S.A. de C.V. Series CPO                          9,082

Conglomerates - 2.97%
     5,300    Alfa, S.A. de C.V. Series A                                29,399
    40,400    BB Holdings*                                              273,508
    13,000    Carlisle Holdings, Inc.*                                   24,393
     3,200    Corporacion Interamericana de Entretenimiento,
                S.A. de C.V. Series B*                                    6,860
     1,580    Desc, S.A. de C.V. Series B*                                1,976
    10,700    Grupo Carso, S.A. de C.V.                                  26,044
       500    Grupo Imsa, S.A. de C.V., Series UBC                        1,645
     3,300    U.S. Commercial Corp., S.A. de C.V.*                        1,210
     2,900    Vitro, S.A. Series A                                        3,572
     6,000    Vitro Sociedad Anonima ADR                                 21,780

------------------
* Non-income producing


                            See accompanying notes.

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Construction and related - 9.43%
    22,416    Cemex, S.A. de C.V. Series CPO                       $    132,918
       500    Cemex, ADR                                                 29,665
     2,032    Ceramica Carabobo Class A ADR*                              3,143
     4,200    Consorcio ARA, S.A. de C.V.*                               18,361
     3,283    Empresas ICA, Sociedad Controladora, S.A. de C.V.*          8,024
    16,600    Florida Rock Industries, Inc.                             814,396
       600    Grupo Cementos de Chichuahua, S.A. de C.V.                  1,798
       100    Hylsamex S.A. de C.V. Series B*                               323
    21,950    Mastec, Inc.*                                             229,817

Consumer products and related manufacturing - 9.48%
   800,000    Atlas Electricas, S.A.                                     32,536
     5,900    Grupo Casa Saba, S.A. ADR                                 105,905
    18,500    Watsco Incorporated                                     1,106,485

Food, beverages and tobacco - 1.76%
       200    Alsea, S.A. de C.V.                                           522
     4,800    Coca Cola Femsa, S.A. de C.V. ADR                         129,648
       200    Coca Cola Femsa, S.A. de C.V., Series L                       559
     6,200    Fomento Economico Mexicano, S.A. de C.V., Series UBD       44,883
       600    Gruma, S.A. de C.V., Series B                               1,946
     7,500    Grupo Bimbo, S.A. de C.V., Series A                        26,089
     7,600    Grupo Modelo, S.A. de C.V., Series C                       27,509

Housing - 0.06%
     1,300    Corporacion Geo, S.A. de. C.V., Series B                    4,583
       100    Desarrolladora Homex, S.A. de C.V.                            513
       200    Sare Holding, S.A. de C.V., Series B                          212
       300    Urbi Desarrollos Urbanos, S.A. de C.V.                      2,073

Investment companies - 10.21%
    13,529    The Latin American Discovery Fund, Inc.                   307,244
    24,745    The Latin America Equity Fund, Inc.                       753,733
     4,784    The Mexico Fund, Inc.                                     135,722
     4,100    Salomon Brothers Global High Income Fund                   52,275
     5,096    Salomon Brothers Emerging Markets Debt Fund                91,830

------------------
*Non-income producing


                            See accompanying notes.

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Leisure - 8.24%
     5,500    Carnival Corp.                                       $    294,085
    17,500    Royal Caribbean Cruises Ltd.                              788,550

Medical - 2.74%
    25,159    CancerVax Corp.                                            34,719
     8,160    Orthofix International N.V.*                              325,502

Pulp and paper - 0.16%
     6,000    Kimberly-Clark de Mexico, S.A. de C.V. Series A            21,436

Railroad and landholdings - 15.97%
    49,500    Florida East Coast Industries, Inc.                     2,097,315

Retail - 1.06%
     3,700    Controladora Comercial Mexicana,
                S.A. de C.V. Series UBC                                   5,663
     1,380    Grupo Elektra, S.A. de C.V.                                12,196
    22,006    Wal-Mart de Mexico, S.A. de C.V. Series V                 122,065

Trucking and marine freight - 10.74%
    14,800    Grupo TMM, S.A. ADR*                                       56,980
       640    Seaboard Corporation                                      967,040
    41,799    Trailer Bridge, Inc.*                                     386,641

Utilities - 8.64%
    12,000    Caribbean Utilities Ltd. Class A                          142,800
    48,600    Consolidated Water, Inc.                                  986,094
       700    Cuban Electric                                              6,055

Other - 3.04%
       600    Grupo Aeroportuario del Sureste,
                S.A. de C.V., Series B                                    1,931
       900    Grupo Mexico, S.A. de C.V., Series B                        2,098
    54,921    Margo Caribe, Inc.*                                       384,447
       843    Siderurgica Venezolana Sivensa ADR                          1,326
        75    Siderurgica Venezolana Sivensa Series B                       118
    45,000    Xcelera, Inc.*                                              9,000
                                                                   ------------
Total common stocks (cost $7,545,379)                              $ 13,242,086

------------------
* Non-income producing


                            See accompanying notes.

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Bonds - 0% of net assets
   165,000    Republic of Cuba - 4.5%, 1977 - in default
                (cost $63,038) (Note 2)*                           $         --

Other assets less liabilities - (0.81%) of net assets             ($    106,761)
                                                                   ------------

Net assets - 100% (a)                                              $ 13,135,325
                                                                   ============


------------------
* Non-income producing

(a) The cost for federal income tax purposes was $7,608,417. At December 31, 2005, net unrealized gain for all securities based on tax cost was $5,633,669. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess value over tax cost of $6,107,676 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $474,007.


                             See accompanying notes

Statement of Assets and Liabilities as of
December 31, 2005 (unaudited)
================================================================================
ASSETS

   Investments in securities, at market value (cost $7,608,417)
        (Note 2)                                                   $ 13,242,086
   Cash                                                                 204,630
   Dividends receivable                                                 128,034
   Receivable for investments sold                                        3,395
   Other assets                                                          33,249
                                                                   ------------

      TOTAL ASSETS                                                 $ 13,611,394
                                                                   ============

LIABILITIES

   Payable for investments purchased                 $     68,195
   Distributions payable                                  293,251
   Accrued investment advisor fee (Note 3)                 47,232
   Other payables                                          67,391
                                                     ------------

      TOTAL LIABILITIES                                                 476,069
                                                                   ------------
NET ASSETS (Equivalent to $7.83 per share
   based on 1,677,636 shares outstanding)                          $ 13,135,325
                                                                   ============

Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 1,677,636 shares issued
      and outstanding                                              $      1,678
   Additional paid-in capital                                         8,362,502
   Accumulated net investment loss                                   (1,425,429)
   Accumulated net realized gain on investments                         562,905
   Net unrealized gain on investments                                 5,633,669
                                                                   ------------

            TOTAL                                                  $ 13,135,325
                                                                   ============


                             See accompanying notes

Statement of Operations
Six Months Ended December 31, 2005 (unaudited)
================================================================================
INVESTMENT INCOME
   Dividends                                                       $    188,664
EXPENSES
   Investment advisor fees (Note 3)                  $     93,430
   Professional fees                                       42,424
   Custodian fees                                          27,000
   Insurance                                               14,038
   Transfer agent fees                                      8,775
   Listing fees                                             7,500
   CCO Expense                                              6,476
   Proxy services                                           6,000
   Printing                                                 4,248
   Director fees                                            3,900
   Postage                                                  3,011
   Miscellaneous                                            4,269
                                                     ------------
      Total investment expenses                                         221,071
                                                                   ------------

      INVESTMENT LOSS - NET                                        ($    32,407)

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on investments and foreign
     currency                                             427,184
   Change in unrealized gain on investments and
     foreign currency                                     741,843
                                                     ------------

      NET GAIN ON INVESTMENTS                                         1,169,027
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $  1,136,620
                                                                   ============


                             See accompanying notes

Statements of Changes in Net Assets (unaudited)
================================================================================

                                                       Six Months
                                                          Ended         Year Ended
                                                        12/31/05          6/30/05
                                                       (unaudited)

INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment loss                                ($    32,407)    ($   155,794)
   Net realized gain on investments and
      foreign currency                                     427,184          700,005
   Change in unrealized gain on investments
      and foreign currency                                 741,843        2,638,583
                                                      ------------     ------------
      Net increase in net assets resulting from
         operations                                      1,136,620        3,182,794

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Investment income and short-term realized gains              --               --
   Realized gains - long-term                             (293,251)              --
                                                      ------------     ------------
      Total Distributions                                 (293,251)              --

NET INCREASE IN NET ASSETS                            $    843,369     $  3,182,794

NET ASSETS:

   Beginning of year                                  $ 12,291,956     $  9,109,162
                                                      ------------     ------------

   End of year                                        $ 13,135,325     $ 12,291,956
                                                      ============     ============


                             See accompanying notes

Financial Highlights
================================================================================

                                                         Six Months Ended                    Year Ended June 30
                                                            12/31/05       -------------------------------------------------------
                                                           (unaudited)        2005           2004           2003           2002
                                                            ----------     ----------     ----------     ----------     ----------

PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each time period indicated)
Net asset value, beginning of year                          $     7.33     $     5.43     $     3.95     $     3.92     $     5.15
                                                            ----------     ----------     ----------     ----------     ----------
Operations:
   Net investment loss(1)                                        (0.02)         (0.09)         (0.07)         (0.11)         (0.10)
   Net realized and unrealized gain (loss) on investment
     transactions(1)                                              0.69           1.99           1.55           0.22          (0.98)
                                                            ----------     ----------     ----------     ----------     ----------
      Total from operations                                       0.67           1.90           1.48           0.11          (1.08)
                                                            ----------     ----------     ----------     ----------     ----------
Distributions:
   From net investment income                                       --             --             --             --          (0.10)
   From net realized gains                                       (0.17)            --             --          (0.08)         (0.05)
                                                            ----------     ----------     ----------     ----------     ----------
      Total distributions                                        (0.17)            --             --          (0.08)         (0.15)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value, end of year                                $     7.83     $     7.33     $     5.43     $     3.95     $     3.92
                                                            ----------     ----------     ----------     ----------     ----------

Per share market value, end of year                         $     7.94     $     6.30     $     4.87     $     3.49     $     3.48
                                                            ----------     ----------     ----------     ----------     ----------

Total investment return (loss) based on
   market value per share                                       57.73%(2)      29.36%         39.54%          2.70%        (13.45%)
                                                            ----------     ----------     ----------     ----------     ----------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                          $   13,135     $   12,292     $    9,109     $    6,626     $    6,568
                                                            ----------     ----------     ----------     ----------     ----------

Ratio of expenses to average net assets                          3.41%(2)       3.55%          3.67%          4.46%          3.77%
                                                            ----------     ----------     ----------     ----------     ----------

Ratio of net investment loss
  to average net assets                                         (0.50%)(2)     (1.47%)        (1.39%)        (3.15%)        (2.45%)
                                                            ----------     ----------     ----------     ----------     ----------

Portfolio turnover rate                                            11%            30%            23%             3%            18%
                                                            ----------     ----------     ----------     ----------     ----------

(1) Computed by dividing the respective period's amounts from the Statement of Operations by the average outstanding shares for each time period presented.

(2) This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.


                             See accompanying notes

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol "CUBA".

The Fund's investment policy is to invest at least 80% of its assets in investments that are economically tied to Caribbean Basin Countries. The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At December 31, 2005, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands, representing approximately 13.48% and 8.59% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Notes to Financial Statements
================================================================================

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the six months ended December 31, 2005, a distribution from long-term capital gains of $0.1748 per share was declared on November 16, 2005, payable on January 13, 2006 to shareholders of record December 31, 2005.

Notes to Financial Statements
================================================================================

NOTE 2. NON-MARKETABLE SECURITY OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of December 31, 2005, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the six months ended December 31, 2005 amounted to $93,430, of which $47,232 was payable as of December 31, 2005.

During the six months ended December 31, 2005, the Fund paid $3,968 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2005, purchases and sales of investment securities were $1,475,080 and $1,652,020, respectively.

At December 31, 2005, the Fund's investment portfolio had gross unrealized gains of $6,107,676 and gross unrealized losses of $474,007, resulting in a net unrealized gain of $5,633,669 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

The cost of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by approximately $19,280 due to wash sale adjustments.

The income tax basis of distributive earnings as of December 31, 2005, include $1,425,429 of accumulated net investment loss, $562,905 of accumulated net realized gain on investments and $5,633,669 of net unrealized gain on investments.

For the six months ended December 31, 2005, the Fund had net realized gains of $427,184.

Notes to Financial Statements
================================================================================

NOTE 6: RESIGNATION OF AUDITOR

Kaufman, Rossin & Co., P.A. ("KRC"), the independent auditors and independent registered public accounting firm to Herzfeld Caribbean Basin Fund, Inc. (the "Registrant") informed the Registrant in a letter dated February 7, 2006 that it has resigned as independent auditors and independent registered public accounting firm to the Registrant.

KRC's reports on the Registrant's financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and through February 7, 2006: (i) there were no disagreements with KRC on any matter of accounting principles, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KRC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements for such years; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Discussion Regarding the Approval of the Investment
Advisory Agreement
================================================================================

The Fund's Board of Directors including a majority of those directors who are not "interested persons" as such term is defined in the 1940 Act ("Independent Directors") unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the "Agreement") at a meeting held on August 17, 2005.

Before meeting to determine whether to approve the Agreement, the Board had the opportunity to review written materials provided by the Advisor and by legal counsel to the Fund which contained information to help the Board evaluate the Agreement. The materials included (i) a memorandum from the Fund's legal counsel regarding the Directors' responsibilities in evaluating and approving the Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor's services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the current investment advisory agreement between the Fund and the Advisor; (iv) audited financial statements for the Advisor for the year-ended December 31, 2004 and unaudited financial statements for the six months ended June 30, 2005; (v) the Advisor's Form ADV Parts I and II; (v) comparative performance data for the Fund relative to peer funds (small closed-end funds and foreign funds invested in the Latin American region); and (vi) comparative statistics and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its shareholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisors, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the advisory agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund's performance relative to other investment companies and funds with similar investment objectives, strategies and policies, and its respective benchmark index. The Board considered both the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other funds with similar investment objectives, strategies and policies.

Discussion Regarding the Approval of the Investment
Advisory Agreement (continued)
================================================================================

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor's profitability. In addition, the Board considered any direct or indirect revenues received by affiliates of the Advisor including the commissions paid to the Fund's affiliated broker/dealer, Thomas J. Herzfeld & Co., Inc. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of a sampling of small closed-end funds and foreign funds invested in the Latin American region. The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor's fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies. The Directors also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Advisor, and the investment performance of the Fund.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board recognized that because of the closed-end structure of the Fund, and the fact that there is no influx of capital, this particular factor is less relevant to the Fund than it would be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is closed-ended.

The Board also considered its deliberations regarding the Advisor's services and performance from the regular Board meetings held throughout the year, including the Board's discussion of the Fund's investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to Advisor's performance and the Fund's expenses on a quarterly basis. The Board also considered whether there have occurred any events that would constitute a reason not to renew the Agreement and concluded there were not.

After deliberation and further consideration of the factors discussed above and information presented at the August 17, 2005 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Agreement for an additional one-year period. In arriving at this decision, the Board and the Independent Directors did not identify any single matter as controlling, but made their determination in light of all the circumstances. The Board and the Independent Directors did not consider any one of the factors and considerations identified above to be determinative. The Board based its decision to approve the Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

Results of November 10, 2005 Stockholder Meeting
================================================================================

The annual meeting of stockholders of the Fund was held on November 10, 2005. At the meeting two nominees for Director posts were elected as follows:


                                    Votes for     Votes withheld

     Thomas J. Herzfeld             1,436,222         35,360

     Michael A. Rubin               1,391,507         80,075

The terms of office as directors of Ann Lieff and Albert L. Weintraub continued after the meeting.

Proxy Voting Policies and Procedures
================================================================================

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2004 to June 30, 2005, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Officers and Directors
================================================================================

Officers

THOMAS J. HERZFELD
   Director, Chairman of the Board, President and Portfolio Manager

CECILIA GONDOR
   Secretary, Treasurer, Chief Compliance Officer

Independent Directors

ANN S. LIEFF
   Director

MICHAEL A. RUBIN
   Director

ALBERT L. WEINTRAUB
   Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2.  CODE OF ETHICS

(a)   Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits
      99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits
      99.906 Cert.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: March 3, 2006

By:  /s/ Cecilia L. Gondor
     -------------------------
     Cecilia L. Gondor
     Secretary and Treasurer
     (Principal Financial Officer)

Date: March 3, 2006

                                   APPENDIX A

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                       Proxy Voting Policy and Procedures

      The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

      It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

      The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

      The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

      The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

      B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

      The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

      The Fund shall include in its annual report to stockholders:

      A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities
(3); and

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

      The Fund shall also include in its annual and semi-annual reports to stockholders:

      A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

      At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

----------
(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)   Id.

(5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)   Id..

                        THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

I.    POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

      A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

            5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.    GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

-----------------------------------------------------------------------------------------------------------------------------------
(1)        Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:     Oppose

           b.  Proposals to limit the ability of shareholders to call special meetings;

           c.  Proposals to require super majority votes;

           d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

           e.  Proposals regarding "poison pill" provisions; and

           f.  Permitting "green mail".
-----------------------------------------------------------------------------------------------------------------------------------
(1)        Providing cumulative voting rights.                                                                    Oppose
-----------------------------------------------------------------------------------------------------------------------------------
(2)        "Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South       Oppose
           Africa.
-----------------------------------------------------------------------------------------------------------------------------------
(3)        Election of directors recommended by management, except if there is a proxy fight.                     Approve
-----------------------------------------------------------------------------------------------------------------------------------
(4)        Election of auditors recommended by management, unless seeking to replace if there exists a            Approve
           dispute over policies.
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(5)        Date and place of annual meeting.                                                                      Approve
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(6)        Limitation on charitable contributions or fees paid to lawyers.                                        Approve
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(7)        Ratification of directors' actions on routine matters since previous annual meeting.                   Approve
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(8)        Confidential voting                                                                                    Approve
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

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      (1) Because the Adviser primarily invests its clients' assets in securities of foreign issuers, the Adviser generally has not been receiving proxy statements from such issuers because the laws of the countries in which these issuers are domiciled respecting delivery of proxy statements to shareholders are different than those of the U.S.

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
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
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(9)        Limiting directors' liability                                                                           Approve
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(10)       Eliminate preemptive right                                                                              Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
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(11)       Employee Stock Purchase Plan                                                                            Approve
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(12)       Establish 401(k) Plan                                                                                   Approve
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(13)       Rotate annual meeting location/date                                                                     Approve
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(14)       Establish a staggered Board                                                                             Approve
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(15)       Eliminate director mandatory retirement policy                                                       Case-by-Case
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(16)       Option and stock grants to management and directors                                                  Case-by-Case
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(17)       Allowing indemnification of directors and/or officers after reviewing the applicable laws and        Case-by-Case
           extent of protection requested.
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